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Exhibit 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                  , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

THE SHERIDAN GROUP, INC.

LETTER OF TRANSMITTAL

10 1/4% SENIOR SECURED NOTES DUE 2011

TO:	THE BANK OF NEW YORK THE EXCHANGE AGENT
By Registered or Certified Mail, Hand Delivery or Overnight Courier:	By Facsimile: (212) 298-1915
The Bank of New York Reorganization Department 101 Barclay Street - 7E New York, NY 10286 Attn: Bernard Arsenec	Confirm by Telephone: (212) 815-5098

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE
LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS
ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CARE-
FULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR EXISTING
NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR EXISTING NOTES TO THE EXCHANGE AGENT PRIOR TO
THE EXPIRATION DATE.

        The undersigned acknowledges receipt of the Prospectus dated                        , 2004 (the "Prospectus") of The Sheridan Group, Inc. (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's Offer to Exchange (the "Exchange Offer") $1,000 principal amount of up to $105,000,000 of its 10 1/4% Senior Secured Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of up to $105,000,000 of its outstanding 10 1/4% Senior Secured Notes due 2011 (CUSIP Nos. 823777 AA 5 and 823777 AB 3), which were issued on August 21, 2003 (the "Existing Notes"), upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        For each Existing Note accepted for exchange, the holder of such Existing Note will receive an Exchange Note having a principal amount equal to that of the surrendered Existing Note. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Existing Notes surrendered in exchange therefor. Holders of Existing Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Existing Notes. The Issuer reserves the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuer shall notify holders of the Existing Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

        This Letter of Transmittal is to be used by Holders if: (i) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Existing Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Existing Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Existing Notes or (iii) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Existing Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) whose Existing Notes are held of record by DTC (or its nominee) who desires to deliver such Existing Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        Holders of Existing Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or Agent's Message relating thereto as described herein under Instruction 1, "Guaranteed Delivery Procedures."

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR
EXISTING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS
ENTIRETY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE CHECKING ANY BOX BELOW

DESCRIPTION OF 10 1/4% SENIOR SECURED NOTES DUE 2011 (EXISTING NOTES)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)	Principal Amount Tendered (If Less Than All)**

*
Need not be completed by Holders tendering by book-entry transfer.

**
Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Existing Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

The minimum permitted tender is $1,000 in principal amount of Existing Notes.
All other tenders must be integral multiples of $1,000.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4, 5 and 6)

          To be completed ONLY if certificates for Exchange Notes issued in exchange for Existing Notes accepted for exchange, or Existing Notes not tendered or not accepted for exchange, are to be issued in the name of someone other than the undersigned or, if such Existing Notes are being tendered by book-entry transfer, to someone other than DTC or to another account maintained by DTC.

  Issue certificate(s) to:

Name
Address
(Include Zip Code)
(Taxpayer Identification or Social Security No.)
DTC Acct. No.

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Mail certificate(s) to:

Name
Address
(Include Zip Code)
(Taxpayer Identification or Social Security No.)

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution
DTC Book-Entry Account No.	Transaction Code No.
☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s)
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery

IF DELIVERED BY BOOK-ENTRY TRANSFER, PLEASE COMPLETE THE FOLLOWING:
Account Number	Transaction Code Number
☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND ARE RECEIVING NEW NOTES FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.
Name:
Address:

  Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Existing Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Existing Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Existing Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and as Trustee under the Indenture for the Existing Notes and Exchange Notes) with respect to the tendered Existing Notes with full power of substitution to (i) deliver certificates for such Existing Notes to the Issuer, or transfer ownership of such Existing Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Existing Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Exchange Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or any of its subsidiaries.

        The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is a broker-dealer, the undersigned represents that it acquired its Existing Notes for its own account as a result of market making or other trading activities. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Existing Notes when, as and if the Issuer have given oral or written notice thereof to the Exchange Agent.

        If any tendered Existing Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Existing Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under "Special Delivery Instructions" promptly after the Expiration Date.

        The undersigned understands that tenders of Existing Notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not accepted for exchange in the name(s) of the undersigned (or in either such event in the case of the Existing Notes tendered through DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and any certificates for Existing Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Existing Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the Existing Notes so tendered.

        Holders of Existing Notes who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

SIGNATURE PAGE

PLEASE SIGN HERE WHETHER OR NOT
EXISTING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X			, 20

Date
X			, 20

	Signature(s) of Registered Holder(s) or Authorized Signatory	Date

Area Code and Telephone Number:

        The above lines must be signed by the registered Holder(s) of Existing Notes as their name(s) appear(s) on the Existing Notes or, if the Existing Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Existing Notes, or by a person or persons authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):
(Please Print)
Capacity:
(Title)
Address:

(Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution (if required by Instruction 4):

(Authorized Signature)

(Title)

(Name of Firm)
Dated:	, 20

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

        1.     Delivery of this Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

        Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Issuer, setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF EXISTING NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        See "The Exchange Offer" section in the Prospectus.

        2.     Tender by Holder. Only a Holder of Existing Notes may tender such Existing Notes in the Exchange Offer. Any beneficial holder of Existing Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such holder's name or obtain a properly completed bond power from the registered Holder.

        3.     Partial Tenders. Tenders of Existing Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Existing Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 10 1/4% Senior Secured Notes due 2011 (Existing Notes)" above. The entire principal amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of a Holder's Existing Notes is not tendered, then Existing Notes for the principal amount of Existing Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Existing Notes accepted for exchange will be sent to the Holder at his or her registered address (unless a different address is provided in the appropriate box on this Letter of Transmittal) promptly after the Existing Notes are accepted for exchange.

        4.     Signatures on this Letter of Transmittal; Endorsements and Powers of Attorney; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered Holder(s) of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any Existing Notes not tendered or not accepted for exchange are to be reissued, to a person or persons other than the registered Holder(s), then endorsements of any certificate(s) transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers or powers of attorney, in each case signed exactly as the name or names on the registered Holder(s) appear(s) on the certificate(s) and signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates, bond powers or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

        Endorsements on certificates for Existing Notes or signatures on bond powers or powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program (an "Eligible Institution").

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Existing Notes are tendered (i) by a registered Holder of Existing Notes (which term, for purposes of the Exchange Offer, includes any DTC participant whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

        5.     Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Existing Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of a tender of Existing Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Exchange Notes issued in exchange for Existing Notes accepted for exchange or Existing Notes not tendered or accepted for exchange be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Exchange Notes or Existing Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

        6.     Tax Identification Number. Federal income tax law requires that a Holder whose Existing Notes are accepted for exchange must provide the Issuer (as payer) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to the Exchange Notes or Exchange Offer may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained by timely filing the required information with the IRS. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

        To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Substitute Form W-9 included below in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that the Holder is exempt from backup withholding because (i) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Issuer that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, consult the substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Issuer within 60 days, backup withholding may begin and continue until you furnish your TIN to the Issuer.

        7.     Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Existing Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Existing Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person(s) other than the registered Holder(s) of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder(s) or on any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

        8.     Waiver of Conditions. The Issuer reserves the right to amend, waive or modify conditions to the Exchange Offer in the case of any Existing Notes tendered (and to refuse to do so) in its reasonable discretion.

        9.     No Conditional Transfers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

        Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes, nor shall any of them incur any liability for failure to give any such notice.

        10.   Mutilated, Lost, Stolen or Destroyed Existing Notes. Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated herein for further instructions.

        11.   Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or the "Guidelines for Certification of Taxpayer Identification Number" on Substitute Form W-9 may be directed to the Exchange Agent at one of the addresses specified in the Prospectus.

(DO NOT WRITE IN THE SPACE BELOW)

Account Number:	Transaction Code Number:
Certificate Surrendered	Existing Notes Tendered	Existing Notes Accepted

Delivery Prepared By:	Checked By:	Dated:

PAYERS' NAME: THE SHERIDAN GROUP, INC.

SUBSTITUTE FORM W-9	Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)

Department of the Treasury Internal Revenue Service	Address City, state and ZIP code List account number(s) here (optional)

Payer's Request for TIN	Part 1 PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security number or TIN

Part 2 Check the box if you are not subject to backup because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding ☐.

	CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN) AND THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Part 3 EXEMPT ☐ AWAITING TIN ☐

Signature		Date

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING WITH RESPECT TO ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER OR WITH RESPECT TO THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

If you are an exempt recipient, check the "Exempt" box in Part 3, sign and date the form. You should still complete this form to avoid possible erroneous backup withholding.

Check the "Awaiting TIN" box in Part 3 if you have applied for a TIN or intend to apply for a TIN in the near future. Payments made to you may be subject to withholding until you provide a TIN and you will, in any event, be subject to backup withholding on further payments if you do not provide a TIN within 60 days.

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  Exhibit 99.1
HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR EXISTING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW
SIGNATURE PAGE
INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer